PRICING SUPPLEMENT NO. 1, DATED JANUARY 15, 1999OP

(TO PROSPECTUS DATED MAY 12, 1998 AND                             RULE 424(b)(3)
 PROSPECTUS SUPPLEMENT DATED JANUARY 15, 1999)                FILE NO. 333-46807


WALLACE COMPUTER SERVICES
$65,000,000 6.92% SENIOR NOTES, DUE JANUARY 15, 2006
$135,000,000 7.26% SENIOR NOTES, DUE JANUARY 15, 2009


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INFORMATION REGARDING THE 6.92% SENIOR NOTES

-INTEREST RATE:  6.92%
-ORIGINAL ISSUE DATE:  JANUARY 15, 1999
-PRINCIPAL AMOUNT:  $65,000,000
-ISSUE PRICE:  100%
-CUSIP: 932270 AB 7
-STATED MATURITY:  JANUARY 15, 2006


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INFORMATION REGARDING THE 7.26% SENIOR NOTES

-INTEREST RATE:  7.26%
-ORIGINAL ISSUE DATE:  JANUARY 15, 1999
-PRINCIPAL AMOUNT:  $135,000,000
-ISSUE PRICE:  100%
-CUSIP: 932270 AC 5
-STATED MATURITY:  JANUARY 15, 2009


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